UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 7, 2008

PHOTON DYNAMICS, INC.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-27234 (Commission File Number)	94-3007502 (IRS Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 226-9900

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 2, 2008, Photon Dynamics, Inc. (the “Company”) announced the completion of the previously announced merger of PDI Acquisition, Inc., a California corporation (the “Merger Sub”) and an indirect wholly owned subsidiary of Orbotech Ltd. (“Parent”), with and into the Company (the “Acquisition”).  Pursuant to the Agreement and Plan of Merger and Reorganization dated June 26, 2008, among the Company, the Merger Sub and Parent (the “Agreement”), the Company became an indirect wholly owned subsidiary of Parent.

Item 2.01.          Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Following completion of the Acquisition on October 2, 2008, the Company notified the Nasdaq Stock Market (the “Nasdaq”) that each outstanding share of the Company’s common stock, no par value per share (the “Company Common Stock”), had been canceled and, in the case of all such shares (other than such shares held by the Company, the Merger Sub or Parent), converted into the right to receive $15.60 in cash.  The Company also requested that Nasdaq file with the Securities and Exchange Commission an application on Form 25 to report the removal from listing of the shares of the Company Common Stock on Nasdaq.

Item 3.03.          Material Modification to Rights of Security Holders

The information set forth in Item 5.01 is incorporated by reference into this Item 3.03.

Item 5.01.          Changes in Control of Registrant

On October 2, 2008, pursuant to the Agreement, the Merger Sub merged with and into the Company, and the Company became an indirect wholly owned subsidiary of Parent.  In connection therewith, each share of the Company Common Stock issued and outstanding immediately prior to the effective time of the Acquisition was canceled and, in the case of all such shares (other than such shares held by the Company, the Merger Sub or Parent), converted into the right to receive $15.60 in cash.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of the closing date and immediately prior to the effective time of the Acquisition on October 2, 2008, each of Terry H. Carlitz, Donald C. Fraser, Jeffrey A. Hawthorne, Edward Rogas, Jr., Malcolm J. Thompson and Curtis S. Wozniak resigned from the board of directors of the Company, and each of Yochai Richter, Raanan Cohen and Arie Weisberg were elected as directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTON DYNAMICS, INC.,

by
/s/ Raanan Cohen
Raanan Cohen
Authorized Signatory

by
/s/ Amichai Steimberg
Amichai Steimberg
Authorized Signatory

Dated:  October 7, 2008